77Q1(a)

Articles of Amendment of American Century
Strategic Asset Allocation, dated December 2,
2015 (filed electronically as Exhibit (a)(28) to
Post-Effective Amendment No. 47 to the
Registrant's Registration Statement on March
29, 2016, File No. 33-79482 and incorporated herein by reference).